UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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PRINCIPAL FUNDS, INC.

 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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PRINCIPAL FUNDS, INC. – DIVERSIFIED REAL ASSET FUND

INFORMATION STATEMENT

April 23, 2012

This Information Statement is provided in connection with the addition of new sub-advisors to the Principal Funds, Inc. (“PFI”)-Diversified Real Asset Fund (“the “Fund”). Symphony Asset Management, LLC (“Symphony”) and Brookfield Investment Management, Inc. (“BIM”) (the “Sub-Advisors”) entered into a Sub-Advisory Agreement with Principal Management Corporation (“PMC”), the investment advisor to PFI, on February 3, 2012, and began providing investment advisory services to the Fund on the same date. Simultaneous with its hiring, BIM entered into a sub-sub-advisory agreement with AMP Capital Brookfield (US) LLC (“ACB”) and PMC. PMC recently received notification that that BIM and AMP have mutually agreed to end their partnership. This action will result in the dissolution of the BIM/ACB joint venture effective the end of April.  Consequently, ACB will be removed as sub-sub-advisor for the Fund and BIM will remain as the sole sub-advisor.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and PMC may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and PMC to hire one or more sub-advisors, change sub-advisors and reallocate management fees between PMC and the sub-advisors, without obtaining shareholder approval.

The address of PMC and the transfer agent for the Fund (Principal Shareholder Services) is 711 High Street, Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of its annual report and its most recent semiannual report succeeding the annual report, if any, upon request.  To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On December 12, 2011, the Board of Directors of PFI unanimously approved the addition of Symphony and BIM (and ACB through a sub-sub-advisory agreement) to the Fund along with the current sub-advisors, BlackRock Financial Management, inc. (“BlackRock”), Credit Suisse Asset Management, LLC (“Credit Suisse”), Jennison Associates LLC (“Jennison”), Principal Real Estate Investors, LLC (“Principal - REI”), and Tortoise Capital Advisors, L.L.C (“Tortoise”). The decision to add Symphony and BIM/ACB  was based primarily on PMC’s desire to add a publically-listed infrastructure strategy and a floating rate debt strategy to the Fund. A search was conducted to identify investment advisors that would complement the other sub-advisors for this Fund.

NEW SUB-ADVISORY AGREEMENT

The terms of the Sub-Advisory Agreement are the same in all material respects as the Fund's sub-advisory agreement with BlackRock, Credit Suisse, Jennison, Principal – REI, and Tortoise other than the fees to be paid. The following is a brief summary of the material terms of the Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached.

Like the current sub-advisory agreement with BlackRock, Credit Suisse, Jennison, Principal – REI, and Tortoise, the new Sub-Advisory Agreements provide that Symphony and BIM/ACB will, among other things,

 (1) provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

 (2) arrange for the purchase and sale of the Fund’s portfolio securities;

 (3) provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

 (4) advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

 (5) provide periodic reports regarding the investment service provided to the Fund.

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Under the Sub-Advisory agreements, PMC pays Symphony and BIM a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets it manages. The schedules for the fees PMC pays BlackRock, Credit Suisse, Jennison, Principal – REI, Tortoise, as well as Symphony and BIM is listed below.

FEE SCHEDULE

BlackRock (Inflation-Indexed Bonds Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

All Assets	0.08%

Credit Suisse – (Commodity Index-Linked Notes Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $50 million	0.40%
Next $100 million	0.35%
Over $150 million	0.30%

Jennison – (Natural Resources Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $100 Million	0.55%
Over $100 million*	0.50%
* So long as Jennison's assets under management within the Fund equal or exceed $100 million, the fee shall be 0.50% on all assets.

Principal-REI (REIT Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $1 billion	0.49%
Next $500 million	0.44%
Over $1.5 billion	0.39%

Tortoise – (Master Limited Partnership Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $25 million	1.00%
Next $25 million	0.85%
Assets of $50 million or more*	0.75%

* Fund assets will be aggregated with Tortoise's assets under management in the Principal Funds, Inc. Global Diversified Income Fund. So long as Tortoise's total assets under management in these funds equal or exceed $75 million, the fee shall be 0.75% on all assets.

Symphony – (Floating Rate Debt Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $300 Million	0.40%
Over $300 Million	0.30%

BIM – (Publicly Listed Infrastructure Sleeve)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $150 Million	0.45%
Next $150 Million	0.40%
Over $300 Million	0.35%

ACB is Compensated by BIM. BIM pays ACB 0.40% on the first A$100 million and 0.35% thereafter.

NEW SUB-ADVISOR AND SUB-SUB-ADVISOR

Symphony Asset Management, LLC

Symphony Asset Management, LLC, 555 California Street, Suite 2975, San Francisco, CA 94104, Symphony Asset Management, LLC (“Symphony”) is an indirect subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an indirect subsidiary of a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”). MDP private equity funds comprise the ultimate principal owner of Symphony.

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Management and Ownership of Symphony. Set forth below are the names and principal occupations of the principal executive officers of Symphony as well as the percentage ownership of Symphony by such principal executive officers. The address for Nuveen Investments, Inc., Nuveen Investments Holdings, Inc., and Mary E. Keefe is 333 West Wacker Drive, Chicago, Il 60606, and the address for Gunther M. Stein, David C. Goldstein, Angela M. McKillen, and Anne B. Poplin is 555 California Street, Suite 2975, San Francisco, CA 94104.

Name	Position with Symphony	Ownership Percentage
Nuveen Investments, Inc.	Member	50%-74%
Nuveen Investments Holdings, Inc.	Managing Member	25%-49%
Gunther M. Stein	Chief Investment Officer, Chief Executive Officer	N/A
Mary E. Keefe	Chief Compliance Officer	N/A
David C. Goldstein	Chief Operating Officer	N/A
Angela M. McKillen	Chief Financial Officer	N/A
Anne B. Popkin	President	N/A

Similar Investment Companies Advised by Symphony. Symphony currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:

Account	Size*	Fee**
Nuveen Seniow Income Fund	$305 million	0.823%
Nuveen Diversified Dividend & Income Fund	$81.6 million	0.873%
Nuveen Floating Rate Income Fund	$783 million	0.814%
Nuveen Floating Rate Income Opportunity Fund	$486.7 million	0.823%
Nuveen Tax-Advantaged Total Return Strategy Fund	$49.9 million	0.873%
Nuveen Short Duration Credit Opportunities Fund	$269.9 million	0.823%
Nuveen Symphony Floating Rate Income Fund	$12.7 million	0.623%
* Approximate Fund Size as of March 31, 2012
** Annual fee rate based on net assets of the fund and are gross of any expense reimbursements and waivers as applicable.
From Time to time, new funds in this investment strategy have waived expenses or deduced management fees during their startup period.

Fees Paid to Symphony. The Advisor paid no fees to Symphony for the fiscal year ending October 31, 2011 with respect to the Fund.

Brookfield Investment Management, Inc.

Brookfield Investment Management, Inc. (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) Brookfield Investment Management, Inc. (“BIM”) is a wholly-owned subsidiary of Brookfield Asset Management, Inc.

Ownership of AMP Capital Brookfield (US) LLC is set forth in the table below:

Owner Name	Principal Place of Business	Ownership %
Brookfield Asset Management Inc.	Brookfield Place, Suite 300 181 Bay Street Toronto, ON M5J2T3	50%
AMP Limited	Level 24, AMP Building 33 Alfred Street Sydney, NSW 2000 Australia	50%

Management of BIM. Set forth below are the names and principal occupations of the principal executive officers of BIM. The address for Kim Redding is 71 South Wacker Drive, Suite 3400, Chicago, IL 60606, and the Address for Jon Tyras is 200 Vesey Street, 11th Floor, New York, NY 10281.

Name                                                                 Position with BIM

Kim Redding                     Chief Executive Officer and Chief Investment Officer

Jon Tyras                         General Counsel and Chief Financial Officer

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Management of ACB. Set forth below are the names and principal occupations of the principal executive officers of ACB. The address for Jon Tyras is 200 Vesey Street, 11th Floor, New York, NY 10281, the address for Joseph Sommer is 71 South Wacker Drive, Suite 3400, Chicago, IL 60606, and the address for AMP Capital Brookfield Pty Limited is, Level 10, 50 Bridge Street, Sydney, NSW 2000 Australia.

Name                                                                                                 Position with BIM

Jon Tryas                                                          Chief Executive Officer of ACB US

Joseph Sommer                                                 Chief Compliance Officer and General Counsel of ACB US

AMP Capital Brookfield Pty Limited                     Managing Member

Fees Paid to BIM/ACB. The Advisor paid no fees to BIM/ACB for the fiscal year ending October 31, 2011 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENT

At its December 12, 2011 meeting, the Board considered whether to approve two new sub-advisory agreements, one with Symphony related to the floating rate debt sleeve of the fund and the other with BIM related to the publicly listed infrastructure sleeve of the fund, and a new sub-sub-advisory agreement with ACB. (collectively the “Agreements”) related to the Diversified Real Asset Fund.

The Board considered the nature, quality and extent of services expected to be provided under the Agreements.  The Board considered the reputation, qualification and background of each sub-advisor and sub-sub-advisor (individually an "Advisor" and collectively the “Advisors”), investment approach of the Advisors, the experience and skills of the Advisors’ investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  In addition, the Board considered PMC’s program for identifying, recommending, monitoring and replacing sub-advisors for the Fund and that the due-diligence program recommended each Advisor for the Fund.

The Board reviewed historical composite performance of the Advisors as compared to its Morningstar peer group and relevant benchmark index as well as their expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

With respect to the subadvisory fees proposed to be paid to the sub-advisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between PMC and each Advisor. The Board noted that BIM compensates ACB from its sub-advisory fee and that PMC compensates BIM and Symphony from its own management fee so that shareholders only pay the management fee  The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the sub-advisory agreement.  The Board noted the breakpoints included in the fee schedule reflect an appropriate recognition of economies of scale at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board determined that it need not review estimated levels of profits to each sub-advisor and sub-sub advisor because, as the Board noted, PMC will compensate each sub-advisor from its own management fees and PMC had negotiated the subadvisory agreement with each Advisor at arms length. The Board also considered the character and amount of other incidental benefits to be received by the sub-advisor. The Board noted PMC’s representation that the BIM/ACB has a policy to use soft dollars within the Section 28(e) safe harbor, while Symphony does not intend to use soft dollars.

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FUND OWNERSHIP

As of the close of business April 7, 2012 the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of April 7, 2012 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
PERSHING LLC	A	59.49%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
JERSEY CITY NJ 07311

CITIGROUP GLOBAL MARKETS	C	5.15%
HOUSE ACCOUNT
700 RED BROOK
OWINGS MILLS MD 21117-5184

PERSHING LLC	C	15.02%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
JERSEY CITY NJ 07311

FIRST CLEARING LLC	C	17.88%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE	C	21.72%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR EAST 3RD FL
JACKSONVILLE FL 32246-6484

LIFETIME 2010 FUND	Institutional	8.36%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 FUND	Institutional	19.43%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2030 FUND	Institutional	13.81%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2040 FUND	Institutional	6.68%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	Institutional	19.83%
FBO PRINCIPAL FINANCIAL GROUP OMNIB
US WRAPPED
ATTN NPIO TRADE DESK
711 HIGH STREET G-012-S41
DES MOINES IA 50392-9992

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Name and Address	Share Class	Percentage of Ownership
SAM CONS GROWTH PORTFOLIO PIF	Institutional	5.55%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LPL FINANCIAL	P	10.58%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIRST CLEARING LLC	P	18.43%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	P	20.84%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

MLPF&S FOR THE SOLE	P	39.44%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

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PRINCIPAL FUNDS, INC.

 SUB‑ADVISORY AGREEMENT

AGREEMENT executed as of February 3, 2012, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and SYMPHONY ASSET MANAGEMENT LLC, a California Limited Liability Company (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal  Funds, Inc., (the "Fund"), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with the investment advisory services for a certain designated portion of the assets in each series identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services with respect to such assets; and

WHEREAS, The Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub‑Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

      (a)  Management Agreement (the "Management Agreement") with the Fund;

      (b)  The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

      (c)  The Fund's Articles of Incorporation and By‑laws;

(d)  Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.   Appointment of Sub‑Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Manager grants the Sub-Advisor full discretion to perform such services.  The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.   Obligations of and Services to be Provided by the Sub‑Advisor

                        The Sub-Advisor will:

(a)        Provide investment advisory services relating to the assets allocated to it.

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(b)    Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series’ investment objective and policies,,

(c)    Implement the approved investment program by placing discretionary orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)    Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)    Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information as such statement may be amended from time to  time, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)     Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)    Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)    Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)     Select broker-dealers, banks, loan  traders and futures commission merchants (“broker-dealers”),  to effect all transactions for the Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients.  The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series.  The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades.  The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices in accordance with its duty of best execution and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or

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       dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series.

(j)     Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager, provided that the Manager may retain one copy of  all such records.

(k)    Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time.  The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics.  Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(l)     From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request.  The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

(m)   Provide such information reasonably requested by the Fund or the Manager as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.  Sub-Advisor will advise Manager of any changes in Sub-Advisor’s Senior Management (i.e. Chief Investment Officer and Chief Executive Officer) within a reasonable time after any such change.  Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(n)        Have the responsibility and authority to vote proxies solicited and corporate actions by or with respect to, the issuers of securities held in the Series, but for clarification, not the processing of class action claims or settlements.  The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation and corporate action materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting and corporate action process.

3.   Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

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4.   Compensation

As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.   Liability of Sub‑Advisor

Neither the Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub‑Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

6.   Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”) howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action.  The Manager shall not be liable for any settlement of any claim or action effected without its written consent.  Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7.   Supplemental Arrangements

The Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel, non-investment, operational or compliance processes, and facilities to the Sub‑ Advisor.  Any arrangements to provide investment advisory services in connection with the Fund’s securities will be subject to written notification to and approval of the Manager and, where required by applicable law the Board of Directors of the Fund.

8. Services to Others

The Sub-Advisor may act as a portfolio manager or sub-advisor to other funds and discretionary accounts in addition to the Series. If the availability of any particular investment security is limited and that asset is consistent with the Series investment objectives and policies and also the investment objectives, investment strategies and investment restrictions of one or more of the Sub-Advisor’s other accounts, such asset will be allocated on a fair and equitable basis over time having regard to whether the assets are currently held in any of the relevant investment portfolios, the relevant size and of the Series and other accounts managed or sub-advised by the Sub-Advisor and any other factors which the Sub-Advisor considers reasonable. The Sub-Advisor shall not be obligated to present any particular investment opportunity to the Series even if such opportunity is of a character which, if presented to the Series, could be taken by the Series. The Sub-Advisor may also enter into transactions for the Series which are different than transactions for its other accounts.

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9.   Regulation

The Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the Sub-Advisor in connection with the services provided by the Sub-Advisor pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

10.  Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the Board of Directors or the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied. In either case, any open trades which have not settled on the effective date of termination will settle for the account of the Fund.

11.  Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

12.  General Provisions

(a)  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)     Any notice under this Agreement shall be in writing, addressed and delivered. E-mailed or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200, and the address of the Sub‑Advisor shall be 555 CaliforniaStreet,Suite2975,SanFrancisco,California, 94104 ATTN: Angela McKillen.

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(c)  The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)  the Sub‑Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)  the Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(d)  The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e) The Manager represents and warrants to the Sub-Advisor that:

 (1) it has the full capacity and authority to execute and deliver this Agreement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Manager and enforceable in accordance with its terms;

(2) the Fund and the Manager are in compliance with all applicable laws, rules and regulations to which they are subject and have all of the licenses, registrations and approvals that are required to operate their respective businesses and will notify the Sub-Manager if it fails to be registered as an Investment Manager under the Investment Advisors Act or any jurisdiction in which it is required to be registered;

(3) it is responsible for all of the information contained in the Fund’s registration statement, as amended, including the Prospectus, Prospectus Supplement and  Statement of Additional Information (collectively the “Fund Documents”) and  as of the date hereof, the Fund Documents do not contain  any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement made therein  not misleading  and are presented in accordance with applicable law; provided that no representation is made as to information with respect to the Sub-Advisor provided in writing to Manager by the Sub-Advisor specifically for inclusion in the Fund Documents.

(f)  The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-advisor further represents that it will not  permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(g)  The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager, except to the extent required by applicable law or legal process, and provided that the Manager and the Sub-Advisor agree that the Sub-Advisor is permitted to include the name of the Fund, the Series, or the Manager in its client lists used for marketing purposes

(h)  This Agreement contains the entire understanding and agreement of the parties.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

Principal Management Corporation

By

______________________________

SYMPHONY ASSET MANAGEMENT LLC

By

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APPENDIX A

Symphony Asset Management LLC (“Symphony”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay Symphony, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Series’ average daily net assets for that month allocated to Symphony’s management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Symphony provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Diversified Real Asset Fund – Floating Rate Sleeve

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $300 million	........................................	0.40%
Over $300 million	........................................	0.30%

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PRINCIPAL FUNDS, INC.

SUB‑ADVISORY AGREEMENT

AGREEMENT executed as of February 3, 2012, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and BROOKFIELD INVESTMENT MANAGEMENT INC., a Delaware corporation (hereinafter called “the Sub-Advisor”).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal Funds, Inc., (the "Fund"), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each series identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub‑Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

      (a)  Management Agreement (the "Management Agreement") with the Fund;

      (b)  The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

      (c)  The Fund's Articles of Incorporation and By‑laws;

(d)  Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.   Appointment of Sub‑Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.   Obligations of and Services to be Provided by the Sub‑Advisor

The Sub-Advisor will:

(c)        Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)    Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series’ investment objective and policies.

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(c)    Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)    Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)    Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)     Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)    Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)    Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)     Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In        addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

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(j)     Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager.

(k)    Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(l)     From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business, provided reasonable prior notice is provided, to review the investments of the Series.

(m)   Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor’s Senior Management (i.e. Chief Investment Officer and Chief Executive Officer) within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(o)        Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

3.   Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.   Compensation

As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

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5.   Liability of Sub‑Advisor

Neither the Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub‑Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

6.   Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”) howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action. The Manager shall not be liable for any settlement of any claim or action effected without its written consent. Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7.   Supplemental Arrangements

The Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub‑ Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

8.   Regulation

The Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.   Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the Board of Directors or the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

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10.  Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11.  General Provisions

(a)  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(d)     Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200, and the address of the Sub‑Advisor shall be Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010, Attn: General Counsel.

(c)  The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)  the Sub‑Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)  the Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(d)  The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)  The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-advisor further represents that it is contrary to the Sub-advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)   The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

(g)  This Agreement contains the entire understanding and agreement of the parties.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

Principal Management Corporation

By

Brookfield Investment Management Inc.

By

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APPENDIX A

Brookfield Investment Management Inc. shall serve as an investment sub-advisor for the Series identified below. The Manager will pay Brookfield Investment Management Inc., as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Series’ net assets, calculated daily, allocated to Brookfield Investment Management’s management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Brookfield Investment Management Inc. provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Diversified Real Asset Fund

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets

First $150 million	........................................	0.45%
Next $150 million	……………………………….	0.40%
Over $300 million	........................................	0.35%

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Investment Sub-Sub-Advisory Agreement

This Agreement is effective this 3rd day of February, 2012 by and between Brookfield Investment Management Inc., a Delaware corporation and registered investment adviser (“BIM”), and AMP Capital Brookfield (US), LLC, a Delaware limited liability company and registered investment adviser (“ACB”, collectively with BIM, the “parties” and individually each, a “party”).

Whereas, the DIVERSIFIED REAL ASSET FUND (the “Fund”) is an investment portfolio of the Principal Funds, Inc. (the “Company”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

Whereas, Principal Management Corporation (“PMC”) and the Company are parties to a Management Agreement dated as of November 1, 2011, pursuant to which PMC acts as investment manager with respect to the investment portfolios of the Company, including the Fund;

Whereas, PMC and BIM are parties to an Investment Sub-Advisory Agreement, dated February 3, 2012 (the “Sub-Advisory Agreement”), pursuant to which BIM acts as the investment manager with respect to the Fund, which is an investment portfolio of the Company,

Whereas, BIM desires to retain ACB to provide certain investment services with respect to the Fund upon the terms and conditions set forth below.

Now, Therefore, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   Appointment.  BIM hereby appoints ACB, consistent with the terms of the Sub-Advisory Agreement, to act as discretionary investment manager with respect to such portion of the assets of the Fund as BIM shall allocate to ACB for the period and pursuant to the terms and conditions set forth in this Agreement. ACB accepts such appointment and agrees to provide the services contemplated herein for the compensation herein provided.

2.                 Delivery of Documents.  PMC has or will furnish BIM certain documents, as provided in the Sub-Advisory Agreement, which BIM hereby agrees to provide to ACB prior to the commencement of ACB’s services, including:

a)                   Management Agreement (the "Management Agreement") with the Fund;

b)                   The Company's registration statement and financial statements as filed with the Securities and Exchange Commission;

c)                   The Company's Articles of Incorporation and By‑laws;

d)                   Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

During the term of this Agreement, BIM agrees to furnish ACB at its principal office all proxy statements, reports to shareholders, sales literature or other materials it receives pursuant to the Sub-Advisory Agreement prepared for distribution to shareholders of the Fund, prospectus of the Fund, prior to the use thereof, and BIM shall not agree to the use of any such materials under the Sub-Advisory Agreement until ACB agrees thereto in writing, which such agreement shall not be unreasonably withheld. ACB’s right to object to such materials is limited to the portions of such materials that expressly relate to ACB, its services and its clients. BIM agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to ACB or its clients in any way are consistent with those materials previously approved by ACB as referenced in the first sentence of this paragraph. Sales literature may be furnished to ACB by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

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BIM will furnish ACB with copies of all amendments of or supplements to the foregoing that relate specifically to ACB or the Fund promptly upon its receipt thereof under the Sub-Advisory Agreement. Any amendments or supplements that impact the management of the Fund will not be deemed effective with respect to ACB until ACB’s written approval thereof; provided, however, that BIM’s written approval of such amendments or supplements to PMC shall be binding under the Sub-Advisory Agreement.

3.                   Management.  Subject always to the supervision of BIM, who in turn is subject to the supervision of PMC, who in turn is subject to the supervision of the Company’s Board of Directors, ACB will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund that are allocated to it by BIM and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Fund. In the performance of its duties, ACB will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund’s investments, and will comply with the provisions of the Company’s Articles of Incorporation and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds set forth in the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time. Notwithstanding the foregoing sentence, ACB shall not be bound by any such amendments to the Company’s Articles of Incorporation and By-Laws or the stated investment objectives, policies and restrictions of the Company until BIM has actually received written copies of such amendments. Each of PMC, BIM and ACB will make its officers and employees available to the others from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. ACB will report to the Board of Directors and to PMC and BIM with respect to the implementation of such program. ACB, solely with respect to the assets of the Fund which are under its management pursuant to this Agreement, and based on information obtained from the Fund’s administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Fund.

BIM agrees that ACB shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Fund on the basis of any information which might cause such purchase or sale to, in ACB’s opinion, constitute a violation of any federal or state laws, rules or regulations.

ACB represents, warrants and covenants that it is registered under the Investment Advisers Act of 1940, as amended, and that it will maintain such registration during the term of this Agreement.

ACB further agrees that it:

a)                   will use the same skill and care in providing such services as it uses in providing services to its other client mandates for which it has investment responsibilities;

b)                   will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended;

c)                  will report regularly to BIM and to PMC and the Company’s Board of Directors as reasonably agreed between the BIM and ACB and will make appropriate persons available for the purpose of reviewing with representatives of BIM, PMC and the Board of Directors on a regular basis at reasonable times agreed to by the PMC, BIM and ACB, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, and the performance of the Fund in relation to the specified benchmark(s) and will provide various other reports from time to time as reasonably requested by BIM;

24

d)                  will provide to BIM (i) a monthly compliance checklist developed for the Fund by BIM and PMC, (ii) quarterly reports developed for the Fund by BIM and PMC, and (iii) other compliance and reporting information as requested by the BIM, PMC or the Board of Directors from time-to-time;

e)                  as a service provider to the Fund, will cooperate fully with the Chief Compliance Officer of the Company in the execution of his/her responsibilities to monitor service providers to the Fund under Rule 38a-1 under the 1940 Act;

f)                  will prepare and maintain such books and records with respect to the Fund’s securities transactions in accordance with Section 7 herein, and will furnish BIM, PMC and the Company’s Board of Directors such periodic and special reports as BIM or PMC may reasonably request;

g)                  will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Fund subject to ACB’s supervision;

h)                 will act upon reasonable instructions from BIM and PMC not inconsistent with the fiduciary duties and investment objectives hereunder;

i)                    will treat confidentially and as proprietary information of the Company all such records and other information relative to the Company maintained by ACB, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where ACB may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company, provided, however, that notwithstanding the foregoing, ACB may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of ACB;

j)                    will vote proxies received in connection with securities held by the Fund in accordance with written policies and procedures adopted by BIM, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance from the Securities and Exchange Commission and its staff relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). ACB shall vote proxies on behalf of the Fund in a manner deemed by ACB to be in the best interests of the Fund pursuant to BIM’s written Proxy Voting Policies and Procedures. PMC and BIM each understand that ACB may employ the services of a proxy voting service to exercise proxies in accordance with the Proxy Voting Policies and Procedures. ACB shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Fund. ACB shall report to BIM and PMC in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). ACB shall certify at least annually or more often as may reasonably be requested by PMC and/or BIM, as to its compliance with the Proxy Voting Policies and Procedures. ACB shall not incur any liability to BIM by reason of any exercise of, or failure to exercise, any such discretion and shall not incur any liability for any failure arising from an act or omission of a person other than ACB; and

k)                  may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

4.                   Custody of Assets.  ACB shall at no time have the right to physically possess the assets of the Fund or have the assets registered in its own name or the name of its nominee, nor shall ACB in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund. In accordance with the preceding sentence, ACB shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Fund. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

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5.                  Brokerage.  ACB is responsible for decisions to buy and sell securities for the assets of the Fund allocated to it by BIM, broker-dealer selection, and negotiation of brokerage commission rates. ACB shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by ACB on behalf of the Fund. ACB will provide copies of brokerage agreements entered into by the Fund to BIM, if applicable. It is ACB’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, ACB, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker that aids ACB’s investment decision-making process; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Company’s Board of Directors may determine, ACB shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if ACB determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or ACB’s overall responsibilities with respect to the Fund and other accounts to which ACB exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by ACB on behalf of the Fund and other advisory clients of ACB to broker-dealers shall be in such amounts and proportions as ACB shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. ACB will submit reports on brokerage placements to BIM as reasonably requested by BIM, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.                   Expenses.  ACB shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by ACB hereunder or by BIM under the Sub-Advisory Agreement are borne by the Fund or the Company.

7.                  Books and Records.  In compliance with the requirements of Rule 31a-3 promulgated under the 1940 Act, ACB hereby agrees that all records which it maintains for the Company shall be available for inspection by the Company, PMC and BIM upon their reasonable request and agrees to provide the Company with copies of any of such records upon the Company’s request. ACB further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act the records required to be maintained by Rule 31a-1 promulgated under the 1940 Act related to the Fund’s portfolio transactions. PMC shall maintain all books and records not related to the Fund’s portfolio transactions.

8.                   Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, BIM will pay ACB, and ACB agrees to accept as full compensation therefor, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Fund as follows:

            ACB’s Fee as a Percentage of Daily Net Assets

First A$100 million…………………….0.40%

Over A$100 million……………………0.35%

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            In no event is PMC, the Fund or the Company responsible for fees payable to ACB.

9.                   Services Not Exclusive.  The services to be provided by ACB hereunder are not to be deemed exclusive, and ACB shall be free to provide similar services to other clients so long as whenever the Fund and one or more other investment advisory clients of ACB have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by ACB to be equitable to each. ACB may group orders for the Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. ACB cannot assure that such policy will not adversely affect the price paid or received by the Fund. The persons employed by ACB to assist in ACB’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of ACB or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.               Compliance with Applicable Law.  ACB will manage the assets of the Fund that are under its management pursuant to this Agreement in conjunction with those assets managed by BIM such that the Fund, as whole, is in compliance with the requirements of the 1940 Act and the regulations adopted by the Securities and Exchange Commission. Further, ACB will conduct its activities under this Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory activities.

11.               Limitation of Liability.  ACB, its officers, directors, managers, employees, agents or affiliates will not be subject to any liability to BIM or its directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or BIM or PMC either in connection with the performance of ACB’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of ACB or its agents, except for a loss resulting from ACB’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which BIM or PMC may have under any applicable laws.

12.                Indemnification.  PMC, BIM and ACB each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

13.                Duration and Termination.  This Agreement will become effective upon execution or, if later, on the date that initial capital for the Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two (2) years from the date of its execution. Thereafter, if not terminated, this Agreement will continue in effect for successive periods of 12 months, provided  that such continuation is specifically approved at least annually by the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and in either event approved also by a majority of the Directors of the Company who are not interested persons of the Company, or of PMC, BIM or ACB. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Company or PMC, or on sixty days’ written notice by BIM or ACB. This Agreement will terminate automatically if the Sub-Advisory Agreement terminates. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

14.               Acknowledgements of BIM.  BIM acknowledges and agrees that:

(a)                 The assets of the Account may be invested in futures contracts and consents to ACB’s use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to ACB on account of the Fund’s ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Company’s status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

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(b)        It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide ACB with a copy of such notice of eligibility before the execution of this Agreement; and

(c)        Not less than forty-eight (48) hours before the date it has executed this Agreement, it received from ACB a copy of Part II of ACB’s Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

15.               Obligations of BIM.  BIM agrees to provide the following, when received under the terms of the Sub-Advisory Agreement, prior to the commencement of ACB’s investment advisory services as specified under this Agreement:

(a)                 A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

(b)                A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification); and

(c)        A copy of the current compliance procedures for the Fund.

BIM also agrees to promptly forward updates of the above referenced items when received from PMC in order to ensure their accuracy, completeness and/or effectiveness and to provide copies of any updates to ACB prior to their effectiveness.

16.               Confidential Treatment.  It is understood that any information or recommendation supplied by, or produced by, ACB in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by BIM, PMC and the Company. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by ACB, BIM and PMC, neither PMC nor the Company will disclose any list of securities held by the Fund until it is either filed with the U.S. Securities & Exchange Commission or mailed out to shareholders,  which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 30 days after month end. In addition, PMC may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with PMC, a list of securities purchased or sold by the Fund during the quarter.

17.              Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Fund. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

18.               Notice.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to such address as may be designated for the receipt of such notice, with (other than invoices or notices in respect of invoices) copies to PMC and the Fund. The respective addresses for the delivery of such notices are as follows:

a)                   To BIM:
Brookfield Investment Management Inc.
Three World Financial Center, 200 Vesey Street
New York, NY 10281
Attn: General Counsel

b)                  To ACB:
AMP Capital Brookfield (US), LLC
71 South Wacker Drive, Suite 3400
Chicago, IL 60606
Attn: General Counsel

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c)                   Copies to PMC and the Fund may be delivered to:

Principal Financial Group
Des Moines, IA  50392
Attn: Michael Roughton

19.               Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

20.               Applicable Law.  This Agreement shall be governed by and construed in accordance with applicable federal law and the laws of the State of New York, without giving effect to its conflict of laws provisions.

21.               Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of this 3rd day of February, 2012

                                                            Brookfield Investment Management Inc.

                                                            By:

                                                            Name:

                                                            Title:

                                                            AMP Capital Brookfield (US) LLC

                                                            By:

                                                            Name:

                                                            Title:

ACCEPTED AND AGREED

Principal Funds, Inc.

By:

Name:

Title:

Principal Management Corporation

By:

Name:

Title:

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